Exhibit 10.28(a)

Execution Version

Confidential

AMENDMENT NO. 1

to

NOTE SUBSCRIPTION AGREEMENT

This Amendment No. 1 to the Note Subscription Agreement (this “Amendment”) is made as of June 23, 2023, by and among Priveterra Acquisition Corp., a Delaware corporation (“Priveterra”), AEON Biopharma, Inc., a Delaware corporation (the “Company”), and Alphaeon 1, LLC, a Delaware limited liability company (“Subscriber”). Capitalized terms used, but not otherwise defined herein, shall have the meanings given to them in the Original Agreement (as defined below).

WHEREAS, on March 9, 2023, Priveterra, the Company and Subscriber entered into that certain Note Subscription Agreement (the “Original Agreement”);

WHEREAS, pursuant to Section 9(h) of the Original Agreement, the Original Agreement may not be amended, modified or waived except by an instrument in writing, signed by each of the parties thereto; and

WHEREAS, each of Priveterra, the Company and Subscriber desire to amend certain provisions of the Original Agreement on the terms set forth in this Amendment.

NOW, THEREFORE, in consideration for the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Priveterra, the Company and Subscriber hereby agree to amend the Original Agreement as follows:

1.	Amendments.

(a)            Section 1. Section 1 of the Original Agreement is hereby deleted and replaced in its entirety as follows:

Subscription. Subject to the terms and conditions hereof, Subscriber shall subscribe for and agrees to purchase from the Company, and the Company hereby agrees to issue and sell to Subscriber, Notes in the aggregate principal amount of $35,000,000 (the “Purchase Price”), as modified from time to time in accordance with the terms of this Note Subscription Agreement (the “Subscribed Notes” and each such subscription and issuance, a “Subscription”).

(b)            The Signature Page of the Subscriber to the Original Agreement is amended by deleting the language “Aggregate Principal Amount: $15,000,000.”

2.            Pre-Funded Notes. Priveterra, the Company and the Subscriber acknowledge that, as of the date of this Amendment, the Subscriber has purchased $12,000,000 in Pre-Funded Notes.

3.            Effect of Amendments and Modifications. Except as expressly amended hereby, the Original Agreement shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects confirmed. Whenever the Original Agreement is referred to in any agreement, document or other instrument, such reference will be to the Original Agreement as amended by this Amendment. For the avoidance of doubt, each reference in the Original Agreement, as amended hereby, to “the date hereof”, the “date of this Agreement” and derivations thereof and other similar phrases shall continue to refer to March 8, 2023.

4.            Miscellaneous. Section 9 of the Original Agreement is incorporated herein by reference, mutatis mutandis.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, each of the Parties has caused this Amendment No. 1 to the Note Subscription Agreement to be duly executed on its behalf as of the day and year first above written.

PRIVETERRA ACQUISITION CORP.

By:	/s/ Robert J. Palmisano
	Name:	Robert J. Palmisano
	Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to the Note Subscription Agreement]

AEON BIOPHARMA, INC.

By:	/s/ Marc Forth
	Name:	Marc Forth
	Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to the Note Subscription Agreement]

ALPHAEON 1, LLC

By:	/s/ Robert Grant
	Name:	Robert Grant
	Title:	Chairman

[Signature Page to Amendment No. 1 to the Note Subscription Agreement]